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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 22, 2001


                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


 Maryland                            0-19861                   33-0675505
(State or Other                    (Commission File          (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)



                   1401 Dove Street, Newport Beach, CA, 92660
           (Address of principal executive offices including zip code)


                                 (949) 475-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.   Other Events

This filing is made to effect the incorporation by reference of the accompanying exhibits in the Company's Registration Statement No. 333-34137 on Form S-3, filed with the Securities and Exchange Commission, which became effective on May 8, 1998, to supply information omitted from Item 14 of the above described Registration Statement (Attached as Annex A).

ITEM 7. Exhibits

        (c)  Exhibits

             1.1 - Underwriting Agreement.

             5.1 - Legal Opinion of Kirkpatrick & Lockhart LLP.

             5.2 - Legal Opinion of McKee Nelson LLP.

             8.1 - Legal Opinion of McKee Nelson LLP regarding tax matters.

            23.1 - Consent of KPMG LLP regarding the Company.

            23.2 - Consent of KPMG LLP regarding Impac Funding Corporation.

            23.3 - Consent of Kirkpatrick & Lockhart (contained in Exhibit 5.1).

            23.3 - Consent of McKee Nelson LLP (contained in Exhibit 5.2).

            23.4 - Consent of McKee Nelson LLP (contained in Exhibit 8.1).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IMPAC MORTGAGE HOLDINGS, INC.


                                         By:    /S/ WILLIAM  S. ASHMORE
                                             --------------------------
                                                     William S. Ashmore
                                                         President and
                                                Chief Operating Officer

Date: October 22, 2001











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                                     ANNEX A

ITEM 14.   Other Expenses of Issuance and Distribution

The estimated expenses, other than underwriting discounts and commissions, in connection with the offering of Securities are:

       Legal Fees and Expenses                        $ 155,000

       Accounting Fees and Expenses                      55,000

       American Stock Exchange Listing Fee               17,500

       Printing and Engraving Expenses                   60,000

       Transfer and Registrar Fees                        3,500

       Miscellaneous                                      9,000

       TOTAL                                           $300,000
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